UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2004

AMERICAN RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its chapter)

Delaware	33-48183	33-0193602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4410 El Camino Real, Suite 201, Los Altos, California		94022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(650) 949-6400

N/A
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

99.1                           Press Release, issued May 13, 2004.

Item 12.  Other Events

On May 13, 2004, the registrant issued a press release announcing financial results for its first quarter ended March 29, 2004.  A copy of this press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Restaurant Group, Inc.

By: /s/ William G. Taves
Date: May 13, 2004	William G. Taves
Chief Financial Officer